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                        [LETTERHEAD OF HARVEY JUDKOWITZ]




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

To the Securities and Exchange Commission

I hereby consent to the use of my report dated February 28, 2000 in the Registration Statement on Form SB-2 for Acquireu.com, Inc. for the period ended December 31, 1999.



/s/ Harvey Judkowitz  CPA
---------------------------
Harvey Judkowitz
Certified Public Accountant

February 28, 2000